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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                 October 31, 2001
Date of earliest event reported:                                October 16, 2001


                           CORE MATERIALS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                001-12505            31-1481870
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(State of Other Jurisdiction            (Commission          (IRS Employer
     of Incorporation)                  File Number)         Identification No.)



800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                               43228-0183
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(Address of Principle Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (614) 870-5000
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          (Former Name of Former Address, if Changed Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On October 16, 2001, Core Composites Corporation, a wholly owned subsidiary of Core Materials Corporation, purchased substantially all of the assets, consisting primarily of inventory, accounts receivable and manufacturing equipment, of Airshield Corporation, a privately held manufacturer of fiberglass reinforced plastic parts for the truck and automotive-aftermarket industries. Airshield is based in Brownsville, Texas, with manufacturing operations in Matamoros, Mexico. Airshield had been operating under Chapter 11 bankruptcy protection since March 2001. Core Materials Corporation plans to continue the operations of Airshield Corporation from Airshields' former manufacturing facility in Matamoros, Mexico.

The purchase price for the acquisition of substantially all of the assets of Airshield Corporation was $1,794,000. In addition, Core Materials or its subsidiaries will assume certain liabilities related to the transfer of employees from Airshield's Mexican subsidiary to Core Materials' new Mexican subsidiary. These liabilities along with transaction costs and certain contingencies are expected to total an additional $1,900,000. The acquisition is expected to be financed from the cash reserves of Core Materials Corporation.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired. To be filed by an amendment to this Form 8-K on or before December 30, 2001.

(b) Pro Forma Financial Information. To be filed by an amendment to this Form 8-K on or before December 30, 2001.


Exhibits:

1. Purchase and sale agreement between Airshield Corporation and Core Materials Corporation dated October 10, 2001.

99. Press Release announcing the acquisition of the assets of Airshield Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Core Materials Corporation
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                                                       (Registrant)



Date      10/31/01                      By         /s/ Kevin L. Barnett
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                                                       (Signature)

                                                     Kevin L. Barnett
                                            Vice President, Secretary, Treasurer
                                                and Chief Financial Officer